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                                                                    EXHIBIT (21)

                                   SCHEDULE A

                      SUBSIDIARIES OF LOCTITE CORPORATION

     Listed below are Loctite Corporation's subsidiaries, other than inactive and minor subsidiaries which, considered in the aggregate, are not significant, together with their jurisdictions of incorporation, all of which are included in the consolidated financial statements of Loctite Corporation.

                   NAME OF SUBSIDIARY AND JURISDICTION                      PERCENT OF VOTING STOCK
                   IN WHICH INCORPORATED OR ORGANIZED                         OWNED BY REGISTRANT
- -------------------------------------------------------------------------   -----------------------
Loctite Argentina S.A., Argentina........................................             100%
Loctite (Asia) Ltd., Hong Kong...........................................             100%
Loctite Australia Pty. Ltd., Australia...................................             100%
Loctite Belgium N.V., Belgium............................................             100%
Loctite Brasil Ltda., Brazil.............................................             100%
Loctite Canada Inc., Canada..............................................             100%
Loctite Corp. Chile Ltda., Chile.........................................             100%
Loctite (China) Company, Ltd., People's Republic of China................              75%
Loctite Colombia S.A., Colombia..........................................             100%
Loctite de Costa Rica S.A., Costa Rica...................................             100%
Loctite CZ s.r.o., Czech Republic........................................             100%
Loctite Deutschland G.m.b.H., Germany....................................             100%
Loctite Espana, S.A., Spain..............................................             100%
Loctite (Europa) B.V., Netherlands.......................................             100%
Loctite Europa Ges.m.b.H., Austria.......................................             100%
Loctite FAS S.p.A., Italy................................................             100%
Loctite France S.A., France..............................................             100%
Loctite F.S.C. (V.I.), Inc., U.S. Virgin Islands.........................             100%
Loctite Holdings Limited, United Kingdom.................................             100%
Loctite Holdings SCA, France.............................................             100%
Loctite Hungary Ltd., Hungary............................................             100%
Loctite (India) Pvt. Ltd., India.........................................              51%
Loctite International B.V., Netherlands..................................             100%
Loctite International Services, Ltd., Delaware...........................             100%
Loctite (Ireland) Limited, Ireland.......................................             100%
Loctite (Ireland) Investments, Ireland...................................             100%
Loctite Italia S.p.A., Italy.............................................             100%
Loctite (Japan) Corporation, Japan.......................................             100%
Loctite Korea, Inc., Republic of Korea...................................             100%
Loctite Luminescent Systems, Inc., New Hampshire.........................             100%
Loctite (Malaysia) Sdn. Bhd., Malaysia...................................             100%
Loctite Company de Mexico, S.A. de C.V., Mexico..........................             100%
Loctite Nederland B.V., Netherlands......................................             100%
Loctite Norge A/S, Norway................................................             100%
Loctite (Overseas) Ltd., Ireland.........................................             100%
Loctite Polska Sp.z.o.o., Poland.........................................             100%
Loctite Puerto Rico, Inc., Connecticut (doing business in Puerto Rico)...             100%
Loctite SA (Pty.) Ltd., South Africa.....................................             100%
Loctite (Singapore) Pte. Ltd., Singapore.................................             100%
Loctite SK spol.s.r.o., Slovak Republic..................................             100%
Loctite Slovenija d.o.o., Slovenia.......................................             100%

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

                                                                    EXHIBIT (21)
                                                                     (CONTINUED)

                                   SCHEDULE A

                      SUBSIDIARIES OF LOCTITE CORPORATION

                   NAME OF SUBSIDIARY AND JURISDICTION                      PERCENT OF VOTING STOCK
                   IN WHICH INCORPORATED OR ORGANIZED                         OWNED BY REGISTRANT
- -------------------------------------------------------------------------   -----------------------
Loctite (Taiwan) Co., Ltd., Taiwan.......................................              51%
Loctite (Thailand) Ltd., Thailand........................................              51%
Loctite de Venezuela C.A., Venezuela.....................................              51%
Loctite VSI, Inc., New York..............................................             100%
Notex Limited, Ireland...................................................             100%
A/S Plastic Padding, Denmark.............................................             100%
Plastic Padding (Ireland) Limited, Ireland...............................             100%
Plastic Padding Sweden AB, Sweden........................................             100%

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